UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2006 (June 12, 2006)
Date of Report (Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-120412	58-2342021
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718
New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion's actual results to differ from management's current expectations are contained in Fusion's filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events

On June 12, 2006, Fusion issued a press release entitled “Frederic V. Salerno, Former Verizon Vice Chairman, Joins Fusion’s Advisory Board.”

On June 14, 2006, Fusion issued a press release entitled “Fusion Completes Development of its Proprietary PC-Based VoIP Softphone.”

On June 15, 2006, Fusion issued a press release entitled “Fusion to Announce Global Launch of Free efonica VoIP Service During Week of June 19th.”

The press releases are attached as Exhibits 99.1, 99.2 and 99.3

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated June 12, 2006 entitled “Frederic V. Salerno, Former Verizon Vice Chairman, Joins Fusion’s Advisory Board.”

99.2	Press Release issued by Fusion Telecommunications International, Inc., dated June 14, 2006 entitled “Fusion Completes Development of its Proprietary PC-Based VoIP Softphone.”

99.3	Press Release issued by Fusion Telecommunications International, Inc., dated June 15, 2006 entitled “Fusion to Announce Global Launch of Free efonica VoIP Service During Week of June 19th.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.
June 15, 2006	By:	/s/ Matthew D. Rosen
Matthew D. Rosen, President and Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by Fusion Telecommunications International, Inc., dated June 12, 2006 entitled “Frederic V. Salerno, Former Verizon Vice Chairman, Joins Fusion’s Advisory Board.”
99.2	Press Release issued by Fusion Telecommunications International, Inc., dated June 14, 2006 entitled “Fusion Completes Development of its Proprietary PC-Based VoIP Softphone.”
99.3	Press Release issued by Fusion Telecommunications International, Inc., dated June 15, 2006 entitled “Fusion to Announce Global Launch of Free efonica VoIP Service During Week of June 19th.”